UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/15/2006

RUBINCON VENTURES INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-29429

DE	510388133
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Rubincon Ventures Inc.
1313 East Maple Street, Suite 223
Bellingham, WA 98225
(Address of principal executive offices, including zip code)

(360)-685-4240
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 15, 2006, the Board of Directors elected Donald A. Wright as a director of Rubincon Ventures Inc. Mr. Wright has been a principal of and real estate broker with The Phillips Group in San Diego, California, a company which is a real estate developer and apartment building syndicator, since 1992. Since January 2005, he has been a real estate broker with One Source Realty GMAC. He also serves as a director of CECO Environmental Corp.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUBINCON VENTURES INC.

Date: February 17, 2006	By:	/s/ Guy Peckham
Guy Peckham
President